UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 16, 2020

Bio-Matrix Scientific Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-32201	33-0824714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1206 East Warner Road, Suite 101-I, Gilbert, Arizona 85296

 (Address of Principal Executive Offices) (Zip Code)

(480) 225-4052

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On April 16, 2020, the Board of Directors (the “Board”) of Bio-Matrix Scientific Group (the “Company”) approved the dismissal of BF Borgers CPA PC (“Borgers”) as the Company's independent registered public accounting firm.

The reports of Borgers on the Company's consolidated financial statements for the period February 7, 2019 through July 31, 2019 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as to disclosing that the financial statements were prepared assuming that the Company would continue as a going concern due to the Company’s significant operating losses which raised substantial doubt about its ability to continue as a going concern.

During the fiscal year ended July 31, 2019, and through April 16, 2020, there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Borgers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Borgers would have caused Borgers to make reference thereto in its reports on the consolidated financial statements for such year. During the fiscal year ended July 31, 2019 and through April 16, 2020, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Borgers with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K, and requested that Borgers furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not Borgers agrees with the statements related to them made by the Company in this report. A copy of Borgers's letter to the SEC dated April 21, 2020 is attached as Exhibit 16.1 to this report.

(b) Newly Engaged Independent Registered Public Accounting Firm

On April 16, 2020, the Board approved the appointment of Farber Hass Hurley LLP ("FHH") as the Company's new independent registered public accounting firm, effective immediately, to perform independent audit services for the fiscal year ending July 31, 2020. During the fiscal year ended July 31, 2019, and through April 16, 2020, neither the Company, nor anyone on its behalf, consulted FHH regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by FHH that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 16, 2020, the Board adopted an amendment and restatement of the Company’s Amended and Restated Bylaws (as so amended and restated, the “Amended and Restated Bylaws”), which became effective immediately upon adoption. The Amended and Restated Bylaws add provisions that, among other things, augment the notice provisions related to stockholder meetings and the order of business at all meetings of stockholders. The Amended and Restated Bylaws are also amended to confirm the fiscal year of the Company ends July 31 consistent with its most recent filings with the Commission.

The preceding description of the amendments to the Amended and Restated Bylaws is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Amended and Restated Bylaws, as amended, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

As of April 16, 2020, the Company completed the move of its principal executive offices to 1206 East Warner Rd, Suite 101-I, Gilbert, Arizona 85296. The Company’s telephone number was changed to (480) 225-4052.

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit No.
Description

3.1
Amended and Restated Bylaws of Bio-Matrix Scientific Group, Inc.
16.1
Letter to Securities and Exchange Commission from BF Borgers CPA PC, dated April 21, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2020

Bio-Matrix Scientific Group, Inc., a Delaware corporation

By: /s/ Mike Witherill
       Mike Witherill, President

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